SOURCE ETF TRUST

Source EURO STOXX 50 ETF
(the “Fund”)

Supplement dated March 13, 2015 to the Currently Effective
Prospectus and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the currently effective Prospectus and Statement of Additional Information for the Fund and should be read in conjunction with those documents.

On January 15, 2015, Exchange Traded Concepts, LLC (“ETC”), which serves as co-investment adviser to the Fund with Source Exchange Traded Investments LLC (“Source”), underwent a change in control as a result of a change in control of its direct controlling shareholder, Yorkville ETF Holdings LLC (the “Transaction”).

Under the Investment Company Act of 1940, the Transaction resulted in the assignment and the automatic termination of the investment advisory agreement between the Trust, on behalf of the Fund, ETC and Source (the “Prior Agreement”).  The Transaction did not impact the separate advisory agreement between the Trust and Source.

In anticipation of the Transaction, at a special meeting of the Board of Trustees (the “Board”) of the Trust held on December 19, 2014, the Board approved an interim investment advisory agreement between the Trust, on behalf of the Fund, ETC, and Source (the “Interim Agreement”).

The Interim Agreement became effective upon the closing of the Transaction on January 15, 2015 and will remain in effect for no longer than 150 days from that date.  The Transaction has not affected, nor is it expected to affect, the nature or quality of the services provided to the Fund.  With the exception of the differences discussed below, the terms of the Interim Agreement, including the advisory fee payable under the Interim Agreement, are identical to the terms of the Prior Agreement. The Interim Agreement differs from the Prior Agreement in the following key respects:  (a) the term of the Interim Agreement is 150 days or until a new advisory agreement is approved by shareholders, whichever is shorter; (b) it is terminable by the Trust or shareholders on 10 days’ notice; and (c) the investment advisory fee earned under the Interim Agreement is paid into an escrow account, pending shareholder approval of a new advisory agreement.

Most recently, at a special meeting of the Board held on January 22, 2015, the Board approved a new investment advisory agreement between the Trust, on behalf of the Fund, ETC, and Source (the “New Agreement”).

Before the New Agreement can take effect, shareholders of record must vote to approve the New Agreement.  It is anticipated that the Trust will submit the New Agreement to shareholders for approval at a Special Meeting of Shareholders to be held during the second quarter of 2015. Additional information regarding the Special Meeting of Shareholders, including additional information about the Transaction and the New Agreement, will be provided in the near future.

Please call 1-844-3SOURCE for more information.

Please retain this supplement for future reference.